SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
SAN JUAN BASIN ROYALTY TRUST

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing party:

	4)	Date Filed:

SAN JUAN BASIN ROYALTY TRUST
c/o Compass Bank
2525 Ridgmar Boulevard, Suite 100
Fort Worth, Texas 76116

          , 2007

Dear Unit Holder:

You are cordially invited to attend a Special Meeting of unit holders of the San Juan Basin Royalty Trust to be held on December 12, 2007, at 4:00 p.m., local time, at Compass Bank located at 2601 South Hulen, Fort Worth, Texas 76109. Please find enclosed a notice to unit holders, a Proxy Statement describing the business to be transacted at the meeting, and a form of Proxy for use in voting at the meeting.

At the Special Meeting, you will be asked to amend the San Juan Basin Amended and Restated Royalty Trust Indenture dated September 30, 2002.

We hope that you will be able to attend the Special Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Please give special attention to Proposal One, the approval of which is required in order for the Trust to comply with the new Direct Registration System requirement of the New York Stock Exchange. Based on discussions with representatives of the NYSE, the Trustee does not believe it is likely that the NYSE would initiate delisting proceedings if Proposal One is not passed, but it may seek to impose other forms of sanctions, which may adversely affect the value or liquidity of the Units. If the Units are delisted because of the violation of the new listing requirements, the delisting could have a material, adverse effect on the value or liquidity of the Units. Though we recommend your approval of all of the proposals herein, Proposal One is especially important. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible. It is important that your shares be represented at the meeting.

Very truly yours,

Compass Bank,
Trustee of the San Juan Basin Royalty Trust

Lee Ann Anderson
Vice President and Senior Trust Officer

YOUR VOTE IS IMPORTANT

All unit holders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed Proxy as promptly as possible. Returning your Proxy will help the Trust assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any unit holder attending the meeting may vote in person even if he or she has returned the Proxy.

NOTICE OF SPECIAL MEETING OF UNIT HOLDERS
SOLICITATION AND REVOCABILITY OF PROXIES
VOTING AND QUORUM
PROPOSAL ONE — AMENDMENT TO THE INDENTURE REGARDING A DIRECT REGISTRATION SYSTEM
PROPOSAL TWO — AMENDMENT TO THE INDENTURE REGARDING ASSET SALES
PROPOSAL THREE — AMENDMENT TO THE INDENTURE REGARDING ELECTRONIC VOTING
PROPOSAL FOUR — AMENDMENT TO THE INDENTURE REGARDING INVESTMENTS
EFFECT OF NEGATIVE VOTES ON PROPOSALS ONE, TWO, THREE AND FOUR
TRUSTEE APPROVAL OF PROPOSALS ONE, TWO, THREE AND FOUR
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND THE TRUSTEE
ADDITIONAL INFORMATION
SAN JUAN BASIN AMENDED AND RESTATED ROYALTY TRUST INDENTURE

SAN JUAN BASIN ROYALTY TRUST
c/o Compass Bank
2525 Ridgmar Boulevard, Suite 100
Fort Worth, Texas 76116

NOTICE OF SPECIAL MEETING OF UNIT HOLDERS
To Be Held December 12, 2007

PLEASE TAKE NOTICE THAT a Special Meeting of Unit Holders (the “Special Meeting”) of the San Juan Basin Royalty Trust (the “Trust”), an express trust created under the laws of the state of Texas and governed by the terms of an Amended and Restated Royalty Trust Indenture dated September 30, 2002, will be held on December 12, 2007, at 4:00 p.m., local time, at Compass Bank located at 2601 South Hulen, Fort Worth, Texas 76109, to consider and vote on the amendment of the Indenture.

The close of business on Monday, October 29, 2007 (the “Record Date”), has been fixed as the record date for the determination of unit holders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of Units of Beneficial Interest of the Trust, at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting.

Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed Proxy as promptly as possible. You may revoke your proxy before the Special Meeting as described in the Proxy Statement under the heading “Solicitation and Revocability of Proxies.”

By Order of Compass Bank,
Trustee of the San Juan Basin Royalty Trust

Lee Ann Anderson
Vice President and Senior Trust Officer

          , 2007
Fort Worth, Texas

SAN JUAN BASIN ROYALTY TRUST
c/o Compass Bank
2525 Ridgmar Boulevard, Suite 100
Fort Worth, Texas 76116
(866) 809-4553

PROXY STATEMENT

SOLICITATION AND REVOCABILITY OF PROXIES

Compass Bank, the Trustee, of the San Juan Basin Royalty Trust (the “Trust”), requests your proxy for use at the special meeting of unit holders of the Trust to be held on December 12, 2007, at 4:00 p.m., local time, at Compass Bank located at 2601 South Hulen, Fort Worth, Texas 76109 (the “Special Meeting”), and at any adjournment or postponement thereof. By signing and returning the enclosed Proxy you authorize the persons named on the Proxy to represent you and to vote your shares at the Special Meeting. This Proxy Statement and the form of Proxy were first mailed to unit holders of the Trust on or about November 7, 2007.

This solicitation of proxies is made by the Trustee of the Trust and will be conducted primarily by mail. Representatives of the Trustee may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication. In addition, we have engaged Georgeson Inc. as our proxy solicitation agent. The Trust may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of units that those companies hold of record. The costs of the solicitation, including reimbursement of such forwarding expenses, will be paid by the Trust.

If you attend the Special Meeting, you may vote in person. If you are not present at the Special Meeting, your units can be voted only if you have returned a properly signed Proxy or are represented by another proxy. You may revoke your proxy at any time before it is exercised at the Special Meeting by (a) signing and submitting a later-dated proxy to the Trustee of the Trust, (b) delivering written notice of revocation of the proxy to the Trustee, or (c) voting in person at the Special Meeting. In the absence of any such revocation, units represented by the persons named on the Proxies will be voted at the Special Meeting.

VOTING AND QUORUM

The only outstanding voting securities of the Trust are the Units of Beneficial Interest (the “Units,” each holder of Units being referred to herein as a “Unit Holder”). As of the close of business on October 29, 2007 (the “Record Date”), there were 46,608,796 Units outstanding and entitled to be voted at the Special Meeting.

Each outstanding Unit is entitled to one vote. The presence, in person or by proxy, of a majority of the Units outstanding as of the Record Date shall constitute a quorum at the Special Meeting. The Trustee or the holders of a majority of the Units who are present or represented by proxy at the Special Meeting shall have the power to adjourn the Special Meeting from time to time without notice, other than an announcement at the Special Meeting of the time and place of the holding of the adjourned meeting. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Special Meeting; provided, that if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Unit Holder of record entitled to vote at the adjourned meeting. Proxies solicited by this Proxy Statement may be used to vote in favor of any motion to adjourn the Special Meeting. The persons named on the Proxies intend to vote in favor of any motion to adjourn the Special Meeting to a subsequent day if, prior to the Special Meeting, such persons have not received sufficient proxies to approve the proposals described in this Proxy Statement. If such a motion is approved but sufficient proxies are not received by the time set for the resumption of the Special Meeting, this process will be repeated until sufficient proxies to vote in favor of the proposals described in this Proxy Statement have been received or it appears that sufficient proxies will not be received. Abstentions and broker non-votes will count in determining if a quorum is present at the Special Meeting. A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a proxy has indicated a vote for, against or abstention on at least one matter but does not have discretionary authority to vote one or more items and has not received voting instructions with respect to them.

PROPOSAL ONE — AMENDMENT TO THE INDENTURE
REGARDING A DIRECT REGISTRATION SYSTEM

The United States Securities and Exchange Commission (“SEC”) has approved amendments to the listing requirements of the New York Stock Exchange (“NYSE”), Nasdaq and the American Stock Exchange that require listed companies to be eligible to participate in a Direct Registration System (“DRS”) before January 1, 2008. We currently are not eligible for DRS because the Amended and Restated Royalty Trust Indenture dated September 30, 2002 (the “Indenture”) requires that Units be evidenced by certificates. Proposal One, if passed, will amend the Indenture to allow for DRS eligibility. IF PROPOSAL ONE IS NOT PASSED, THE TRUST WILL NO LONGER BE IN COMPLIANCE WITH NYSE LISTING REQUIREMENTS AS OF JANUARY 1, 2008. It is unclear at this time what consequences, if any, would result from such a violation of the listing standards. Based on discussions with representatives of the NYSE, the Trustee does not believe it is likely that the NYSE would initiate delisting proceedings, but it may seek to impose other forms of sanctions, which may adversely affect the value or liquidity of the Units. If the Units are delisted because of the violation of the new listing requirements, the delisting could have a material, adverse effect on the value or liquidity of the Units. Therefore, the Trustee recommends the Unit Holders vote in favor of amending the Indenture to permit DRS eligibility.

A Direct Registration System allows companies to issue shares in uncertificated (or book-entry) form rather than requiring actual paper certificates. These book-entry shares can then be transferred electronically between brokers and transfer agents, removing the need for printing, handling and delivering paper certificates. A DRS also provides greater security both to shareholders, who avoid the risk of lost or stolen certificates and the associated replacement fees, and to issuers, who eliminate the risk of cancelled certificates being fraudulently presented as valid. Because of these and other benefits, the securities industry encourages companies to participate in a DRS. On August 8, 2006, the NYSE, on which the Units are listed, amended Section 501.00 of the Listed Company Manual to require that listed companies become eligible for DRS by January 1, 2008. Most companies listed on the NYSE can comply with this new requirement through the actions of their board of directors. In contrast, because the Indenture requires physical certificates to represent the Units and does not authorize the Trustee to alter that requirement, Unit Holder action is necessary to amend the Indenture to allow the Trust to participate in a DRS. The amendment to allow uncertificated Units is reflected primarily in Article IV of the “black-line” version of the Indenture attached hereto as Appendix A. (The “black-line” version of the Indenture underlines new text that is inserted and strikes through all text that is deleted as a result of the amendments to the Indenture described in Proposals One, Two, Three and Four of this Proxy Statement.)

If Proposal One is approved by the Unit Holders, Article IV of the Indenture will be revised to read as set forth in Appendix B.

Required Vote

The amendments to the Indenture in this Proposal One require the affirmative vote of a majority of the Units present or represented by proxy, entitled to vote and constituting a quorum, although less than a majority of all of the Units at the time outstanding, at the Special Meeting. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Indenture will have the effect of a vote against such amendment. Unless otherwise instructed, all Proxies signed and returned will be voted “FOR” the amendment to make the Trust eligible to participate in a direct registration system.

The Trustee recommends the Unit Holders vote “FOR” the amendment to the Indenture to make the Trust eligible for a direct registration system.

PROPOSAL TWO — AMENDMENT TO THE INDENTURE
REGARDING ASSET SALES

In 2003 the Trust was approached by Burlington Resources Oil & Gas Company L.P. (“BROG”), the owner of working interests and other leasehold interests in the underlying properties (the “Underlying Properties”) burdened by the Trust’s 75% net overriding royalty interest (the “Royalty”), regarding the possibility of selling a small percentage of the Underlying Properties to third parties. BROG was entitled to sell its interest in the Underlying Properties, subject to the Royalty, but BROG indicated a better return on those properties could be obtained if the Trust joined in any such sale by conveying the Royalty burdening the properties to be sold. The properties BROG proposed to sell constituted less than one percent (1%) of the Underlying Properties. BROG recommended the sale of those properties in order to achieve significant lease operating expense savings. Occasional sales of marginal properties are permitted under the indentures or conveyances of other, more recently organized, grantor royalty trusts where the settlor of the trust has retained the right to require the trustee to join in any such sale. The Trustee, in consultation with its independent petroleum engineers, determined not to join in the sale of the Royalty at that time, in part because the Indenture did not allow the Trustee to make that decision without a vote of Unit Holders. The Trustee now proposes to seek authorization for certain small sales if the Trustee deems them to be in the best interests of the Unit Holders.

The Indenture governing the Trust provides that the Trustee may not sell any of the Trust assets without the approval of Unit Holders holding at least 75% of the outstanding Units. In order to facilitate any sale of the Royalty that the Trustee determines to be in the best interest of the Unit Holders without incurring the expense of holding a special meeting of the Unit Holders to approve such sale, Proposal Two amends the Indenture to permit the Trustee to sell up to one percent (1%) of the value (based on prior year end engineering reports) of the Royalty in any twelve month period. The amendment regarding asset sales is reflected in Section 3.02 of the “black-line” version of the Indenture attached hereto as Appendix A. (The “black-line” version of the Indenture underlines new text which is inserted and strikes through all text which is deleted as a result of the amendments to the Indenture described in Proposals One, Two, Three and Four of this Proxy Statement.)

If Proposal Two is approved by the Unit Holders, Section 3.02 of the Indenture will be revised to read as follows:

“Limited Power to Dispose of Royalties.

(a) In the event the Trustee determines it to be in the best interest of the Unit Holders the Trustee may sell at any time and from time to time all or any part of any of the Royalties for cash in such a manner as it deems in the best interest of the Unit Holders if approved by the Unit Holders present or represented at a meeting held in accordance with the requirements of Article VIII but without such approval it may not sell or otherwise dispose of all or any part of the Royalties. This Section 3.02(a) shall not be construed to require approval of the Unit Holders for any sale or other disposition of all or any part of the Royalties pursuant to Sections 3.02(b), 3.09 or 9.03. The Trustee is authorized to retain any of the Royalties in the form in which such property was transferred to the Trustee, without regard to any requirement to diversify investments or other requirements.

(b) Notwithstanding anything to the contrary contained in this Indenture, during any twelve-month period the Trustee may sell, assign, transfer and convey up to one percent (1%) of the value of the Royalty in any one or more transactions that the Trustee determines to be in the best interest of the Unit Holders. For purposes of this Section 3.02(b), the value of the Royalties to be sold and of all the Royalties shall be the discounted present value of the future net revenue attributable to the proved reserves attributable to such Royalties, as set forth in a reserve report as of December 31 of the year preceding the date of the definitive sale agreement for any sale (such report to be prepared by independent petroleum engineers selected by the Trustee). The use of such values is solely for the purpose of determining compliance with this Section 3.02(b), and it is recognized that the proceeds of the sale may be greater or lesser than the value so determined.”

In addition, if Proposal Two is approved by the Unit Holders, Section 8.03 of the Indenture, which addresses Unit Holder voting, will be revised accordingly to provide that sales pursuant to the above-discussed Section 3.02(b) will not require Unit Holder approval. This will be accomplished by inserting the following at the end of Section 8.03 of the Indenture:

“; provided, however, that nothing contained in this Section 8.03 shall be deemed to require Unit Holder approval of any sale pursuant to Section 3.02(b).”

Required Vote

The amendments to the Indenture in this Proposal Two require the affirmative vote of at least seventy-five percent (75%) of all outstanding Units entitled to vote at the Special Meeting. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Indenture will have the effect of a vote against such amendment. Unless otherwise instructed, all Proxies signed and returned will be voted for the amendment to the Indenture to permit the Trustee to sell up to one percent (1%) of the value of the Royalty in any twelve month period.

The Trustee recommends the Unit Holders vote “FOR” the amendment to the Indenture to permit certain asset sales by the Trustee.

PROPOSAL THREE — AMENDMENT TO THE INDENTURE REGARDING ELECTRONIC VOTING

Section 8.03 of the Indenture provides that Unit Holders may vote in person or by written proxy. In order to expand the permissible means by which Unit Holders may vote in the future to take advantage of technological advances and to offer Unit Holders a variety of voting methods, Proposal Three would amend the Indenture to explicitly provide for telephone and internet voting. The amendment regarding electronic voting is reflected in Section 8.03 of the “black-line” version of the Indenture attached hereto as Appendix A. (The “black-line” version of the Indenture underlines new text that is inserted and strikes through all text that is deleted as a result of the amendments to the Indenture described in Proposals One, Two, Three and Four of this Proxy Statement.)

If Proposal Three is approved by the Unit Holders, Section 8.03 of the Indenture will be revised to read as follows:

“Voting.  Each Unit Holder shall be entitled to one vote for each Unit owned by such Unit Holder, and any Unit Holder may vote in person or by written proxy. (A telegram, telex, cablegram, or other form of electronic transmission, including telephone transmission, by the Unit Holder or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Unit Holder shall be treated as an execution in writing for purposes of this Section 8.03. Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the Unit Holder.) At any such meeting the presence in person or by proxy of Unit Holders holding a majority of the Units at the time outstanding shall constitute a quorum, and, except as otherwise specifically provided herein, any matter shall be deemed to have been approved by the Unit Holders if it is approved by the vote of a majority in interest of such Unit Holders constituting a quorum, although less than a majority of all of the Units at the time outstanding, except that the affirmative vote by the Unit Holders of at least 75% of all the Units then outstanding shall be required to:

(a) approve or authorize any sale of all or any part of the assets of the Trust; or

(b) terminate the Trust pursuant to Section 9.02(b); or

(c) approve any amendment to or affecting this Section 8.03;

provided, however, that nothing contained in this Section 8.03 shall be deemed to require Unit Holder approval of any sale pursuant to Section 3.02(b).”

The proviso at the end of Section 8.03, as set forth above, will not be included if Proposal Two is not approved.

Required Vote

The amendments to the Indenture in this Proposal Three require the affirmative vote of at least seventy-five percent (75%) of all outstanding Units entitled to vote at the Special Meeting. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Indenture will have the effect of a vote against such amendment. Unless otherwise instructed, all Proxies signed and returned will be voted for the amendment to the Indenture to permit electronic voting.

The Trustee recommends the Unit Holders vote “FOR” the amendment to the Indenture to permit electronic voting.

PROPOSAL FOUR — AMENDMENT TO THE INDENTURE REGARDING INVESTMENTS

Section 3.04 of the Indenture is entitled “Interest on Cash on Hand,” and establishes the permitted investments of cash on hand held by the Trustee. In order to provide the Trustee with an efficient means of investing funds received, to reduce the risk that funds go uninvested, and in keeping with current industry practice, Proposal Four would amend the Indenture to revise the types of money market mutual funds registered under the Investment Company Act of 1940, as amended, that the Trustee may invest in. The amendment regarding investments is reflected in Section 3.04(d) of the “black-line” version of the Indenture attached hereto as Appendix A. (The “black-line” version of the Indenture underlines new text that is inserted and strikes through all text that is deleted as a result of the amendments to the Indenture described in Proposals One, Two, Three and Four of this Proxy Statement.)

If Proposal Four is approved by the Unit Holders, Section 3.04 of the Indenture will be revised by replacing existing Section 3.04(d) with the following:

“money market mutual funds registered under the Investment Company Act of 1940, as amended, that have been rated at least AAm by Standard & Poor’s and at least Aa by Moody’s, provided that the portfolio of such money market mutual funds is limited to obligations described in subparagraph (a) above and to agreements to repurchase such obligations;”

Required Vote

The amendments to the Indenture in this Proposal Four require the affirmative vote of a majority of the Units present or represented by proxy, entitled to vote and constituting a quorum, although less than a majority of all of the Units at the time outstanding, at the Special Meeting. Accordingly, abstentions and broker non-votes in the adoption of this amendment to the Indenture will have the effect of a vote against such amendment. Unless otherwise instructed, all Proxies signed and returned will be voted for the amendment to the Indenture revising the types of money market mutual funds that the Trustee may invest in.

The Trustee recommends the Unit Holders vote “FOR” the amendment to the Indenture revising the types of permissible investments.

EFFECT OF NEGATIVE VOTES ON PROPOSALS ONE, TWO, THREE AND FOUR

In the event that the Unit Holders fail to approve the amendments to the Indenture under Proposals One, Two, Three and Four, such amendments to the Indenture which are disapproved will not take effect and will not be included in any amendment and restatement of the Indenture. IN ADDITION, IF THE UNIT HOLDERS FAIL TO APPROVE THE AMENDMENT TO THE INDENTURE UNDER PROPOSAL ONE, THE TRUST WILL NO LONGER BE IN COMPLIANCE WITH NYSE LISTING REQUIREMENTS AS OF JANUARY 1, 2008. It is unclear at this time what consequences, if any, would result from such a violation of the listing standards. Based on discussions with representatives of the NYSE, the Trustee does not believe it is likely that the NYSE would initiate delisting proceedings, but it may seek to impose other forms of sanctions, which may adversely affect the value or liquidity of the Units. If the Units are delisted because of the violation of the new listing requirements, the delisting could have a material, adverse effect on the value or liquidity of the Units.

TRUSTEE APPROVAL OF PROPOSALS ONE, TWO, THREE AND FOUR

The Trustee intends to approve in writing, as required by the Indenture, the amendments made to the Indenture by each of Proposals One, Two, Three and Four which are approved by the Unit Holders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND THE TRUSTEE

The following table sets forth certain information with respect to the beneficial ownership as of October 29, 2007, of Units of the Trust by (i) each person known to the Trust to be the beneficial owner of more than 5% of the outstanding Units and (ii) the Trustee.

Amount and Nature
of Beneficial
Name and Address	Ownership	Percent of Class

Compass Bank 2525 Ridgmar Boulevard, Suite 100 Fort Worth, Texas 76116	15,650 Units	Less than one percent

ADDITIONAL INFORMATION

Proxy Solicitation Disclosure

The Trust has retained Georgeson Inc. to assist in the solicitation of proxies from Unit Holders in connection with the Special Meeting. Georgeson will receive a fee of approximately $9,500 as compensation for its services and reimbursement of its out-of-pocket expenses in connection therewith. The trust has agreed to indemnify Georgeson against certain liabilities arising out of or in connection with its engagement.

Unit Holder Proposals

The Trust does not hold annual meetings of Unit Holders. Accordingly, the Trust does not publish a date by which Unit Holders must make proposals for inclusion in an annual meeting. Certain Unit Holders, or groups of Unit Holders, may call special meetings of Unit Holders pursuant to the terms of the Indenture to approve any appropriate matter.

Where You Can Find More Information

The Trust files annual, quarterly and special reports and other information with the SEC. The Trust’s SEC filings are available to the public over the internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document the Trust files at the SEC’s public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference room.

The Units of the Trust are listed on the New York Stock Exchange under the symbol “SJT.” The Trust’s reports and other information filed with the SEC can also be inspected at the offices of the New York Stock Exchange.

The Trust will provide copies of the reports and other information filed with the SEC to any Unit Holder, at the actual cost of reproduction, upon written request to the Trustee, Compass Bank, 2525 Ridgmar Boulevard, Suite 100, Fort Worth, Texas 76116. Copies of these reports may also be accessed through the Trust’s web site at http://www.sjbrt.com.

Compass Bank,
Trustee of the San Juan Basin Royalty Trust

Lee Ann Anderson
Vice President and Senior Trust Officer

APPENDIX A

(Black-Line of the Indenture)

SAN JUAN BASIN
AMENDED AND RESTATED ROYALTY TRUST INDENTURE

This Amended and Restated Royalty Trust Indenture shall be effective as of ~~September 30, 2002~~
December 12, 2007
 (the “Indenture”), the original Royalty Trust Indenture having been entered into as of November 1, 1980 (the “Original Indenture”), between Southland Royalty Company, a Delaware corporation with its principal office in Fort Worth, Texas (now known as Burlington Resources Oil & Gas Company LP) (the “Company”), as Trustor, and The Fort Worth National Bank, a banking association organized under the laws of the United States with its principal place of business in Fort Worth, Texas (as succeeded by TexasBank) (“FWNB” or, including any successor trustee, the “Bank”), as Trustee.
The Original Indenture was amended and restated effective September 30, 2002.
  The Original Indenture evidenced that the Company had for many years been engaged in the business of exploring for, producing and marketing oil and gas, and owned oil and gas leasehold interests, fee mineral interests, royalty and overriding royalty interests in lands located in the San Juan Basin in New Mexico which contained proven reserves and were producing oil and gas; that the Company determined that it would be in the best interest of its shareholders to carve out and distribute to such shareholders certain net overriding royalties in such leasehold, mineral and royalty interests (the “Royalties”) by means of the conveyance attached hereto as Exhibit 1 to this Indenture (the “Conveyance”); that since it was impractical to distribute legal title to undivided interests in the Royalties to each shareholder, and the shareholders had approved the transfer by the Company by means of the Conveyance of the Royalties to FWNB, to be held in trust for the benefit of the shareholders on the date of execution of the Original Indenture, and their respective heirs, personal representatives, successors and assigns, as more particularly provided therein and herein, and FWNB agreed to accept the Conveyance on such terms; that the Company executed the Conveyance to FWNB; and that accordingly, the Company, by delivering the Conveyance, granted, bargained, assigned and delivered the Royalties to FWNB, as trustee in trust and FWNB accepted the Conveyance and the Royalties and the Company and FWNB agreed that such assets and all other assets received by FWNB pursuant to this Indenture in trust were to be held, administered, paid and delivered for the purposes and subject to the terms and conditions hereafter provided, as such may be amended from time to time

ARTICLE I

DEFINITIONS

As used herein, the following terms are used with the meanings indicated:

“Business Day” means any day which is not a Saturday, Sunday or other day on which national banking institutions in the City of Fort Worth, Texas, are closed as authorized or required by law.

“Beneficial Interest” means the equitable interest of the Unit Holders in the Trust Estate as expressly set out in this Indenture and all other rights of beneficiaries of express trusts created under the Texas Trust Code, subject to the limitations set forth in this Indenture.

“Certificate” means a certificate issued by the Trustee pursuant to Article IV evidencing the ownership of the one or more Units.

“Code” means the Internal Revenue Code of 1986, as amended.

“Distribution Date” means the date of any distribution, which shall be on or before ten (10) Business Days after a Monthly Record Date.

“Environmental Laws” means all applicable, federal, state and local laws, regulations, ordinances, rules, orders, permits and governmental restrictions relating to the environment, the effect of the environment on human health or safety, pollutants, contaminates, hazardous substances, or hazardous waste, any effect on the date of this indenture and all binding judicial and administrative interpretations thereof.

“Indenture” means this instrument, as originally executed, or, if amended or supplemented, as so amended or supplemented.

“Monthly Distribution Amount” for any Monthly Period means the sum of (a) the cash received by the Trustee during the Monthly Period attributable to the Royalties, (b) any cash available for distribution as a result of the reduction or elimination during the Monthly Period of any existing cash reserve created pursuant to Section 3.08 hereof to provide for the payment of liabilities of the Trust, and (c) any other cash receipts of the Trust during the Monthly Period, including without limitation any cash received from interest earned pursuant to Section 3.04 reduced by the sum of (d) the liabilities of the Trust paid during the Monthly Period and (e) the amount of any cash used pursuant to Section 3.08 hereof in the Monthly Period to establish or increase a cash reserve for the payment of any accrued, future or contingent liabilities of the Trust. If the Monthly Distribution Amount determined in accordance with the preceding sentence shall for any Monthly Period be a negative amount, then the Monthly Distribution Amount shall be zero, and such negative amount shall reduce the next Monthly Distribution Amount.

Notwithstanding the foregoing, the Monthly Distribution Amount for any Monthly Period shall not include any amount which would have been required to be reported to any stock exchange on which the Units are listed in connection with the establishment of an ‘ex’ date in order to be distributed to Unit Holders who were such on the Monthly Record Date for such Monthly Period but was not so reported unless the stock exchange agrees to such amount being a part of that Monthly Period’s Monthly Distribution Amount or the Trustee receives an opinion of counsel stating that none of the Trust, the Trustee or any owner of Units will be adversely affected by such inclusion. An amount which pursuant to the preceding sentence is not included in the Monthly Distribution Amount for that Monthly Period shall be included in the Monthly Distribution Amount for the next Monthly Period (unless it is reserved pursuant to Section 3.08 hereof).

“Monthly Period” means the period which commences on the day after the date of creation of the Trust or a Monthly Record Date and continues through and includes the next succeeding Monthly Record Date, which shall be the Monthly Record Date for such Monthly Period.

“Monthly Record Date” for each month means the close of business on the last Business Day of such month unless the Trustee determines that a later date is required to comply with applicable law or the rules of any exchange on which the Units may be listed, in which event it means such later date.

“Person” means an individual, a corporation, partnership, trust, estate or other organization.

“Royalties” means the net overriding royalty interests conveyed to the Trustee pursuant to the Conveyance.

“Transferee”, as to any Unit Holder or former Unit Holder, means any Person succeeding to the interest of such Unit Holder or former Unit Holder in one or more Units of the Trust, whether as purchaser, donee, legatee or otherwise.

“Trust” means the express trust created hereby which shall be held and administered as provided herein and in accordance with the terms and provisions (not inconsistent with any terms and provisions hereof) of the Texas Trust Code.

“Trust Estate” means the assets held by the Trustee under this Indenture, and shall include both income and principal if separate accounts or records are kept therefor.

“Trustee” means the initial Trustee under this instrument, or any successor, during the period it is so serving in such capacity.

“Unit” means an undivided fractional interest in the Beneficial Interest, determined as hereinafter provided.
A Unit may be evidenced by a Certificate or a book-entry position entered in compliance with the procedures the Trustee establishes for uncertificated Units pursuant to Section 4.01 hereof.

“Unit Holder” means the owner of one or more Units as reflected on the books of the Trustee pursuant to Article IV.

ARTICLE II

NAME AND PURPOSE OF THE TRUST

2.01.  Name.  The Trust shall be known as the San Juan Basin Royalty Trust, and the Trustee may transact the affairs of the Trust in that name.

2.02.  Purposes.  The purposes of the Trust are:

(a) to convert the Royalties to cash either (1) by retaining them and collecting the proceeds from production until production has ceased or the Royalties have otherwise terminated or (2) by selling or otherwise disposing of the Royalties (within the limits stated herein); and

(b) to distribute such cash, net of amounts for payment of liabilities of the Trust, to the Unit Holders pro rata.

It is the intention and agreement of the Company and the Trustee to create an express trust within the meaning of Section 111.004(4) of the Texas Trust Code, for the benefit of the owners of Units, and a grantor trust for federal income tax purposes of which the owners of Units are the grantors. As set forth above and amplified herein, the Trust is intended to be limited to the receipt of revenues attributable to the Royalties and the distribution of such revenues, after payment of or provision for Trust expenses and liabilities, to the Unit Holders. It is neither the purpose nor the intention of the parties hereto to create, and nothing in this Trust Indenture shall be construed as creating, a partnership, joint venture, joint stock company or business association between or among Unit Holders, present or future, or among or between Unit Holders, or any of them, and the Trustee or the Company.

ARTICLE III

ADMINISTRATION OF THE TRUST

3.01.  General.  Subject to the limitations set forth in this Indenture, the Trustee is authorized to take such action as in its judgment is necessary or advisable best to achieve the purposes of the Trust, including the authority to agree to modifications or settlements of the terms of the Conveyance or to settle disputes with respect thereto, so long as such modifications or settlements do not alter the nature of the Royalties as rights to receive a share of the proceeds of oil and gas produced from the properties presently burdened by such Royalties which are free of any obligation for operating expenses and as rights which do not possess any operating rights or obligations. The Trustee may not dispose of all or any portion of the Royalties except as provided in Sections 3.02, 3.09 and 9.03.

The Trustee will cause the Trust to file any registration statement, report or other materials required by law (including the Securities Exchange Act of 1934 and the rules thereunder) or by any securities exchange on which the Units are at any time registered.

3.02.
Limited Power to Dispose of Royalties.

(a)
 ~~3.02.  Limited Power to Dispose of Royalties.~~ In the event the Trustee determines it to be in the best interest of the Unit Holders the Trustee may sell at any time and from time to time all or any part of any of the Royalties for cash in such a manner as it deems in the best interest of the Unit Holders if approved by the Unit Holders present or represented at a meeting held in accordance with the requirements of Article VIII but without such approval it may not sell or otherwise dispose of all or any part of the Royalties. This Section 3.02
(a)
 shall not be construed to require approval of the Unit Holders for any sale or other disposition of all or any part of the Royalties pursuant to Sections
3.02(b),
  3.09 or 9.03. The Trustee is authorized to retain any of the Royalties in the form in which such property was transferred to the Trustee, without regard to any requirement to diversify investments or other requirements.

(b) Notwithstanding anything to the contrary contained in this Indenture, during any twelve-month period the Trustee may sell, assign, transfer and convey up to one percent (1%) of the value of the Royalty in any one or more transactions that the Trustee determines to be in the best interest of the Unit Holders. For purposes of this Section 3.02(b), the value of the Royalties to be sold and of all the Royalties shall be the discounted present value of the future net revenue attributable to the proved reserves attributable to such Royalties, as set forth in a reserve report as of December 31 of the year preceding the date of the definitive sale agreement for any sale (such report to be prepared by independent petroleum engineers selected by the Trustee). The use of such values is solely for the purpose of determining compliance with this Section 3.02(b), and it is recognized that the proceeds of the sale may be greater or lesser than the value so determined.

3.03.  No Power to Engage in Business or Make Investments.  The Trustee shall not, in its capacity as Trustee under the Trust, engage in any business or commercial activity of any kind whatsoever and shall not, under any circumstances, use any portion of the Trust Estate to acquire any oil and gas lease, royalty or other mineral interest other than the Royalties, or, except as permitted in Sections 3.04 and 3.15, acquire any other asset. The Trustee shall not accept contributions to the Trust other than the Royalties.

3.04.  Interest on Cash on Hand.  Cash being held by the Trustee as a reserve for liabilities or for distribution at the next Distribution Date shall be placed (in the Trustee’s discretion) in:

(a) obligations issued by (or unconditionally guaranteed by) the United States or any agency or instrumentality thereof (provided such agency’s or instrumentality’s such obligations are secured by the full faith and credit of the United States); or

(b) repurchase agreements secured by obligations qualifying under subparagraph (a) above; or

(c) certificates of deposit of any bank having a capital, surplus and undivided profits in excess of $50,000,000; or

(d) money market mutual funds registered under the Investment Company Act of 1940, as amended, that have been rated ~~AAAmg or AAAm~~
 at least AAm
 by Standard & Poor’s ~~AA~~
at least Aa
  by Moody’s, provided that the portfolio of such money market mutual funds is limited to obligations described in subparagraph (a) above and to agreements to repurchase such obligations;

provided such repurchase agreements or certificates shall bear interest at a rate which is the greater of (i) the interest rate which the Bank or its successor pays in the normal course of business on amounts placed with it, taking into account the amounts involved, the period held and other relevant factors, or (ii) the rate of interest paid on obligations qualifying under subparagraph (a) above. Any such obligations, repurchase agreements or certificates must mature on or before the next succeeding Distribution Date and must be held to maturity. To the extent not prohibited by Section 113.057 of the Texas Trust Code any such cash may be placed with Bank or any successor bank serving as Trustee.

3.05.  Power to Settle Claims.  The Trustee is authorized to prosecute or defend, or to settle by arbitration or otherwise, any claim of or against the Trustee, the Trust or the Trust Estate, to waive or release rights of any kind and to pay or satisfy any debt, tax or claim upon any evidence by it deemed sufficient.

3.06.  Power to Contract for Services.  In the administration of the Trust, the Trustee is empowered to employ oil and gas consultants, accountants, attorneys, transfer agents, investment advisors and other professional and expert persons and to employ or contract for clerical and other administrative assistance and to make payments of all fees for services or expenses in any manner thus incurred out of the Trust Estate.

3.07.  Payment of Liabilities of Trust.  The Trustee shall, to the extent that funds of the Trust are available therefor, make payment of all liabilities of the Trust, including, but without limiting the generality of the foregoing, all expenses, taxes, liabilities incurred of all kinds, compensation to it for its services hereunder, and compensation to such parties as may be consulted as provided for in Section 3.06 hereof.

3.08.  Establishment of Reserves.  With respect to any liability which is contingent or uncertain in amount or which otherwise is not currently due and payable, the Trustee in its sole discretion may, but is not obligated to, establish a cash reserve for the payment of such liability.

3.09.  Limited Power to Borrow.  If at any time the cash on hand and to be received by the Trustee is not, or will not, in the judgment of the Trustee, be sufficient to pay liabilities of the Trust as they become due, the Trustee is authorized to borrow the funds required to pay such liabilities. In such event, no further distributions will be made to Unit Holders until the indebtedness created by such borrowing has been paid in full. Such funds may be borrowed from any Person, including, without limitation, the Bank or any other fiduciary hereunder. To secure payment of such indebtedness, the Trustee is authorized to mortgage, pledge, grant security interests in or otherwise encumber

(and to include as a part thereof any and all terms, powers, remedies, covenants and provisions deemed necessary or advisable in the Trustee’s discretion, including, without limitation, the power of sale with or without judicial proceedings) the Trust Estate, or any portion thereof, including the Royalties, and to carve out and convey production payments.

3.10.  Income and Principal.  The Trustee shall not be required to keep separate accounts or records for income and principal or maintain any reserves for depletion of the Royalties. However, if the Trustee does keep such separate accounts or records, then the Trustee is authorized to treat all or any part of the yield from the Royalties as income or principal, and in general to determine all questions as between income and principal and to credit or charge to income or principal or to apportion between them any receipt or gain and any charge, disbursement or loss as is deemed advisable under the circumstances of each case.

3.11.  Term of Contracts.  In exercising the rights and powers granted hereunder, the Trustee is authorized to make the term of any transaction or contract or other instrument extend beyond the term of the Trust.

3.12.  Transactions between Related Parties.  The Trustee shall not be prohibited in any way in exercising its powers from making contracts or having dealings with itself in any other capacity (fiduciary or otherwise) or with the Company.

3.13.  No Bond Required.  The Trustee shall not be required to furnish any bond or security of any kind.

3.14.  Timing of Trust Income and Expenses.  The Trustee will use all reasonable efforts to cause the Trust and the Unit Holders to recognize income (including any income from interest earned on reserves established pursuant to Section 3.08 hereof) and expenses on Monthly Record Dates. The Trustee will invoice the Trust for services rendered by the Trustee only on a Monthly Record Date and shall cause the Trust to pay any such invoices only on the Monthly Record Date on which an invoice is rendered and will use all reasonable efforts to cause all persons to whom the Trust becomes liable to invoice the Trust for such liability on a Monthly Record Date and to cause the Trust to pay any such liabilities on the Monthly Record Date on which such liability is invoiced. In connection with the requirements of any stock exchange on which the Units are listed, the Trustee will, if required by such stock exchange, use all reasonable efforts to determine the Monthly Distribution Amount and report such amount to the exchange at such time as may be required by such stock exchange. Nothing in this Section shall be construed as requiring the Trustee to cause payment to be made for Trust liabilities on any date other than on such date as in its sole discretion it shall deem to be in the best interest of the Unit Holders.

3.15.  Divestiture of Units.  If at any time the Trust or the Trustee is named a party in any judicial or administrative proceeding which seeks the cancellation or forfeiture of any property in which the Trust has an interest because of the nationality, or any other status, of any one or more Unit Holders, the following procedures will be applicable:

(a) The Trustee will promptly give written notice (“Notice”) to each holder (“Ineligible Holder”) whose nationality or other status is an issue in the proceeding as to the existence of such controversy. The Notice will contain a reasonable summary of such controversy and will constitute a demand to each Ineligible Holder that he dispose of his Units, to a party which would not be an Ineligible Holder, within 30 days after the date of the Notice.

(b) If any Ineligible Holder fails to dispose of his Units as required by the Notice, the Trustee will have the preemptive right to purchase, and will purchase, any such Units at any time during the 90 days after the expiration of the 30-day period specified in the Notice. The purchase price on a per Unit basis will be determined as of the last business day (“determination day”) preceding the end of the 30-day period specified in the Notice and will equal the following per Unit amount: (i) if the Units are then listed on a stock exchange, the price will equal the closing price of the Units on such exchange (or, if the Units are then listed on more than one exchange, on the largest such exchange in terms of the volume of Units traded thereon during the preceding twelve months) on the determination day if any Units were sold on such exchange on such day or, if not, on the last preceding day on which any Units were sold on such exchange, or (ii) if the Units are not then listed on any stock exchange, the price will equal the mean between the closing bid and asked prices for the Units in the over-the-counter market on the determination day if quotations for such prices on such day are available or, if not, on the last preceding day for which such quotations are available. Such purchase will be accomplished by tender of the above cash price to the Ineligible Holder at his address as shown on the records of the Trustee, either in person or by mail as provided in Section 11.06, accompanied by notice of cancellation. Concurrently with such tender the Trustee shall cancel or cause to be cancelled all
Units (including any
 Certificates representing ~~units~~
certificated Units)
 then owned by such Ineligible Holder and for which tender has been made, and the Trustee shall issue or cause to be issued to itself a ~~Certificate~~
Unit
 or ~~Certificates~~
Units
 representing the same number of Units as were so cancelled. In the event the tender is refused by the Ineligible Holder or if he cannot be located after reasonable efforts to do so, the tendered sum shall be held by the Trustee in an interest bearing account for the benefit of such Ineligible Holder, until proper claim for same (together with interest accrued thereon) has been made by such Holder, but subject to applicable laws concerning unclaimed property.

(c) The Trustee may, in its sole discretion, cancel any Units acquired in accordance with the foregoing procedures or may sell such Units, either publicly or privately, in accordance with all applicable laws. The proceeds of any such sale of Units, less the expenses of such sale, will constitute revenues of the Trust.

(d) The Trustee may, in its sole discretion, borrow any amounts required to purchase Units in accordance with the procedures described above.

3.16.  Miscellaneous.  Except as otherwise provided in this Indenture, this Indenture and the Trust shall be governed, construed, administered and controlled by and under the laws of the State of Texas, and the rights, powers, duties and liabilities of the Trustee shall be in accordance with and governed by the terms and provisions of the Texas Trust Code and other applicable laws of the State of Texas in effect at any applicable time.

ARTICLE IV

BENEFICIAL SHARES AND CERTIFICATES

4.01.  Creation and Distribution.  The entire Beneficial Interest shall be divided into that number of Units which is equal to the number of whole shares of common stock of the Company issued and outstanding on the record date for determination of stockholders of the Company entitled to receive Units. The ownership of the Units shall be evidenced by
(i)
 Certificates in substantially the form set forth on Schedule 1 hereto, containing such changes or alterations of form, but not substance, as the Trustee shall from time to time, in its discretion, deem necessary or desirable
, (ii) a book-entry position in Units maintained as part of a direct registration system, or (iii) in any other manner required or permitted by United States securities laws or regulations promulgated by the Securities and Exchange Commission thereunder or the regulations of any stock exchange on which the Units are listed.
  Initially, the Company shall own all of the Units. However, the Company intends to distribute to each of its stockholders of record as of the close of business on the date fixed for determining stockholders of the Company entitled to receive Units one Unit for each share of the common stock of the Company so owned of record by such stockholder. The Trustee shall forthwith issue Certificates to such person evidencing the number of Units distributed to such person.
Thereafter, Units shall be represented by Certificates or shall be uncertificated as provided in this Section 4.01.

4.02.  Rights of Unit Holders.  The Unit Holders shall own pro rata the Beneficial Interest and shall be entitled to participate pro rata in the rights and benefits of the Unit Holders under this Indenture. A Unit Holder by assignment or otherwise takes and holds the same subject to all the terms and provisions of this Indenture and the Conveyance, which shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the Unit Holder. By an assignment or transfer of one or more Units ~~represented by a Certificate~~, the assignor thereby shall, effective as of the close of business on the date of transfer and with respect to such assigned or transferred Unit or Units, part with, except as provided in Section 4.04 in the case of a transfer after a Monthly Record Date and prior to the corresponding payment date, (i) all his Beneficial Interest attributable thereto; (ii) all his rights in, to and under ~~such~~
the
 Certificate
(if such Units are certificated)
; and (iii) all interests, rights and benefits under this Trust of a Unit Holder which are attributable to such Unit or Units as against all other Unit Holders and the Trustee. The Certificates, the Units and the rights, benefits and interests evidenced by either or both (including, without limiting the foregoing, the entire Beneficial Interest) are and shall be held and construed to be in all respects intangible personal property, and the
Units and the
Certificates ~~and~~
evidencing such
 Units ~~evidenced~~

~~thereby~~
(if such Units are certificated)
 shall be bequeathed, assigned, disposed of and distributed as intangible personal property. No Unit Holder as such shall have any legal title in or to any real property interest which is a part of the Trust Estate, including, without limiting the foregoing, the Royalties or any part thereof, but the sole interest of each Unit Holder shall be such Unit Holder’s Beneficial Interest and the obligation of the Trustee to hold, manage and dispose of the Trust Estate and to account for the same as in this Indenture provided. No Unit Holder shall have the right to call for or demand or secure any partition or distribution of the Royalties during the continuance of the Trust or during the period of liquidation and winding up under Section 9.03.

4.03.  Execution of Certificates.  All Certificates shall be signed by a duly authorized officer of the Trustee. Certificates may be signed and sealed on behalf of the Trustee by such persons as at the actual date of the signing and sealing of such Certificates shall be the proper officers of the Trustee, although at the nominal date of such Certificates any such person shall not have been such officer of the Trustee. Any such signature may be the manual or facsimile signature of such officers and may be affixed, imprinted or otherwise reproduced on the Certificate.

4.04.  Registration and Transfer of Units.  The Units shall be transferable as against the Trustee only on the records of the Trustee upon the surrender of Certificates ~~and~~
or in compliance with the Trustee’s procedures for uncertificated Units and, in either case,

compliance with such reasonable regulations as ~~it~~
the Trustee
 may prescribe. No service charge shall be made to Unit Holders or Transferee for any transfer of a Unit, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until any such transfer, the Trustee may treat the owner of any Certificate as shown by its records
, or the Unit Holder of record in accordance with the Trustee’s procedures for uncertificated Units, as the owner of the Units evidenced thereby and shall not be charged with notice by any other party of any claim or demand respecting such ~~Certificate~~
Unit
 or the interest represented thereby. A transfer of a Unit after any Monthly Record Date shall not transfer to the Transferee the right of the transferor to any sum payable to such transferor as the ~~holder of the Certificate~~
Unit Holder
 of record on said day. As to matters affecting the title, ownership, warranty or transfer of ~~Certificates~~
Units
, Article 8 of the Uniform Commercial Code and other statutes and rules with respect to the transfer of securities, each as adopted and then in force in the State of Texas, shall govern and apply. The death of any Unit Holder shall not entitle the Transferee to an account or valuation for any purpose, but such Transferee shall succeed to all rights of the deceased Unit Holder under this Indenture upon proper proof of title satisfactory to the Trustee.

4.05.  Mutilated, Lost, Stolen and Destroyed Certificates.  If any Certificate is lost, stolen, destroyed or mutilated, the Trustee, in its discretion and upon proof satisfactory to the Trustee, together with a surety bond sufficient in the opinion of the Trustee to indemnify the Trustee against all loss or expenses in the premises (if deemed advisable by the Trustee), and surrender of the mutilated Certificate, will issue ~~a new Certificate to~~
, at the discretion of
 the holder of such lost, stolen, destroyed or mutilated Certificate as shown by the records of the Trustee~~,~~
and
 upon payment of a reasonable charge of the Trustee and any reasonable expenses incurred by it in connection therewith~~.~~
, either a new Certificate or evidence of Unit ownership compliant with the Trustee’s procedures for uncertificated Units.

4.06.  Protection of Trustee.  The Trustee shall be protected in acting upon any notice, credential, certificate, assignment or other document or instrument believed by the Trustee to be genuine and to be signed by the proper party or parties. The Trustee is specifically authorized to rely upon the application of Article 8 of the Uniform Commercial Code and the application of other statutes and rules with respect to the transfer of securities, each as adopted and then in force in the State of Texas, as to all matters affecting title, ownership, warranty or transfer of either
the Certificates and the Units represented thereby
or of uncertificated Units
, without any personal liability for such reliance, and the indemnity granted under Section 6.02 shall specifically extend to any matters arising as a result thereof.

4.07.  Determination of Ownership of ~~Certificates~~
Unit
.  In the event of any disagreement between persons claiming to be Transferees of any Unit Holder, the Trustee shall be entitled at its option to refuse to recognize any such claims so long as such disagreement shall continue. In so refusing, the Trustee may elect to make no delivery or other disposition of the interest represented by the ~~Certificate~~
Unit
 involved, or any part thereof, or of any sum or sums of money, accrued or accruing thereunder, and, in so doing, the Trustee shall not be or become liable to any

Person for the failure or refusal of the Trustee to comply with such conflicting claims, and the Trustee shall be entitled to continue so to refrain and refuse so to act, until

(a) the rights of the adverse claimants have been adjudicated by a final judgment of a court assuming and having jurisdiction of the parties and the interest and money involved, or

(b) all differences have been adjusted by valid agreement between said parties and the Trustee shall have been notified thereof in writing signed by all of the interested parties.

ARTICLE V

ACCOUNTING AND DISTRIBUTIONS

5.01.  Fiscal Year and Accounting Method.  The fiscal year of the Trust shall be the calendar year. The Trustee shall maintain its books in accordance with generally accepted accounting principles or such other method as will provide appropriate financial data responsive to the needs of the Unit Holders.

5.02.  Distributions.  On the Distribution Date of each month, the Trustee will distribute pro rata to ~~Certificate~~
Unit
Holders of record on the Monthly Record Date for such month the Monthly Distribution Amount for that month.

5.03.  Federal Income Tax Reporting.  For federal income tax purposes, the Trustee shall file such returns and statements as in its judgment are required to comply with applicable provisions of the Code and regulations and to permit each Unit Holder correctly to report such Unit Holder’s share of the income and deductions of the Trust. The Trustee will treat all income and deductions of the Trust for each month as having been realized on the Monthly Record Date for such month unless otherwise advised by its counsel or the Internal Revenue Service. The Trustee will report as a grantor trust until and unless it receives an opinion of tax counsel that such reporting is no longer proper.

5.04.  Reports to Unit Holders.  As promptly as practicable following the end of each calendar quarter, the Trustee shall mail to each Person who was a Unit Holder of record on a Monthly Record Date during such quarter a report which shall show in reasonable detail such information as is necessary to permit holders of units to make all calculations necessary for tax purposes including depletion, and which shall show the assets and liabilities and receipts and disbursements of the Trust for such quarter and for each month in such quarter. Within 90 days following the end of each fiscal year, the Trustee shall mail, to each Person of record on a date to be selected by the Trustee, an annual report containing financial statements audited by a nationally recognized firm of independent public accountants selected by the Trustee. Notwithstanding the foregoing, the Trustee will furnish to the Unit Holders such reports, in such manner, as are at any time required by law or by regulations of any stock exchange on which the Units are listed.

ARTICLE VI

LIABILITY OF TRUSTEE AND METHOD OF SUCCESSION

6.01.  Liability of Trustee.

(a) Except as otherwise provided herein and specifically except as provided in paragraph (b) below, the Trustee, in carrying out its powers and performing its duties, may act in its discretion and shall be personally or individually liable only for fraud or for acts or omissions in bad faith and shall not individually or personally be liable for any act or omission of any agent or employee of the Trustee unless the Trustee has acted in bad faith in the selection and retention of such agent or employee.

(b) If the Trustee enters into a contract on behalf of the Trust Estate without ensuring that any liability arising out of such contract shall be satisfiable only out of the Trust Estate and shall not in any event, including the exhaustion of the Trust Estate, be satisfiable out of amounts at any time distributed to any Unit Holder or out of any other assets owned by any Unit Holder, then Trustee, vis-a-vis the Unit Holders, shall be fully and exclusively liable for such liability, but shall have the right to be indemnified and reimbursed from the Trust Estate to the extent provided in Section 6.02.

6.02.  Indemnification of Trustee.  The Trustee, its officers, agents and employees shall be indemnified by, and receive reimbursement from, the Trust Estate against and from any and all liability, expense, claims, damages or loss incurred by it individually or as Trustee in administration of the Trust and the Trust Estate or any part or parts thereof, including, without limitation, any liability, expense, claims, damages or loss arising out of or in connection with any liability under Environmental Laws, or the doing of any act done or performed or omission occurring on account of its being Trustee, except such liability, expense, claims, damages or loss as to which it is liable under Section 6.01(a). Trustee shall have a lien upon the Trust Estate to secure it for such indemnification and reimbursement and for compensation to be paid to the Trustee. Except as provided in Section 4.05, neither the Trustee, nor any officer, agent or employee of the Trustee shall be entitled to any reimbursement or indemnification from any Unit Holder for any liability, expense, claims, damages or loss incurred by the Trustee or any such officer, agent or employee, their right of reimbursement and indemnification, if any, being limited solely to the Trust Estate, whether or not the Trust Estate is exhausted without full reimbursement or indemnification of the Trustee or any such officer, agent or employee.

6.03.  Resignation of Trustee.  The Trustee may resign, with or without cause, at any time by written notice to each of the then Unit Holders, given by first-class United States mail, postage prepaid, addressed to each such holder at such holder’s last known address as shown by the records of the Trustee at the time such notice is given. Such notice shall specify a date when such resignation shall take effect, which shall be a Business Day not less than ninety (90) days after the date such notice is mailed. In case of such resignation, the Trustee will use its best efforts to nominate a successor, to call a meeting of Unit Holders for the purpose of appointing a successor, and to solicit proxies for such meeting.

6.04.  Removal of Trustee.  The Trustee may be removed, with or without cause, at a meeting held in accordance with the requirements of Article VIII by the affirmative vote of the holders of a majority of all the Units then outstanding.

6.05.  Appointment of Successor Trustee.  In the event of a vacancy in the position of Trustee or if a Trustee has given notice of its intention to resign, the Unit Holders present or represented at a meeting held in accordance with the requirements of Article VIII may appoint a successor Trustee. Nominees for appointment may be made by (i) the resigned or removed Trustee and (ii) any Unit Holder or Unit Holders owning at least 15% of the Units. Any such successor Trustee shall be a bank or trust company having a capital, surplus and undivided profits (as of the end of its last fiscal year prior to its appointment) of at least $50,000,000. In the event that a vacancy in the position of Trustee continues for sixty (60) days, a successor Trustee may be appointed by any State or Federal District Court holding terms in Tarrant County, Texas, upon the application of any Unit Holder, and in the event any such application is filed, such court may appoint a temporary Trustee at any time after such application is filed with it which shall, pending the final appointment of a Trustee, have such powers and duties as the court appointing such temporary Trustee shall provide in its order of appointment, consistent with the provisions of this Indenture.

Immediately upon the appointment of any successor Trustee, all rights, titles, duties, powers and authority of the succeeded Trustee hereunder shall be vested in and undertaken by the successor Trustee which shall be entitled to receive from the Trustee which it succeeds all of the Trust Estate held by it hereunder and all records and files in connection therewith. No successor Trustee shall be obligated to examine or seek alteration of any account of any preceding Trustee, nor shall any successor Trustee be liable personally for failing to do so or for any act or omission of any preceding Trustee. The preceding sentence shall not prevent any successor Trustee or anyone else from taking any action otherwise permissible in connection with any such account.

ARTICLE VII

COMPENSATION OF THE TRUSTEE

7.01.  Compensation of Trustee.  The Trustee shall receive compensation for its services as Trustee hereunder and as transfer agent as set forth in Schedule 2 attached hereto.

7.02.  Expenses.  The out-of-pocket costs incurred by the Trustee for long distance telephone calls, overtime necessitated by rush orders, travel, legal services, stationery, binders, envelopes, ledger sheets, transfer sheets, checks,~~Certificate~~
Unit Holder
 list sheets, postage and insurance will be reimbursed to the Trustee at actual cost.

7.03.  Other Services.  The Trustee shall be reimbursed for actual expenditures made on account of any unusual duties in connection with matters pertaining to the Trust. In the event of litigation involving the Trust, audits or inspection of the records of the Trust pertaining to the transactions affecting the Trust or any other unusual or extraordinary services rendered in connection with the administration of the Trust, Trustee shall be entitled to receive reasonable compensation for the services rendered.

7.04.  Source of Funds.  All compensation, reimbursements and other charges owing to the Trustee will be payable by the Trust out of the Trust Estate.

ARTICLE VIII

MEETINGS OF UNIT HOLDERS

8.01.  Purpose of Meetings.  A meeting of the Unit Holders may be called at any time and from time to time pursuant to the provisions of this Article to transact any matter that the Unit Holders may be authorized to transact.

8.02.  Call and Notice of Meetings.  Any such meeting of the Unit Holders may be called by the Trustee in its discretion and will be called by the Trustee at the written request of Unit Holders owning not less than 15% ~~in number of the Units represented by~~
of
 the then outstanding ~~Certificates~~
Units
. All such meetings shall be held at such time and place as is designated in the notice of meeting, provided, however, that all such meetings must be held in (i) Fort Worth, Texas, (ii) New York, New York, (iii) the city in which the principal United States office of the Trustee is located, or (iv) any United States city where the Trustee maintains an office. Written notice of every meeting of the Unit Holders signed by the Trustee setting forth the time and place of the meeting and in general terms the matters proposed to be acted upon at such meeting shall be given in person or by mail not more than 60 nor less than 20 days before such meeting is to be held to all of the Unit Holders of record not more than 60 days before the date of such mailing. No matter other than that stated in the notice shall be acted upon at any meeting.

8.03.  Voting.  Each Unit Holder shall be entitled to one vote for each Unit owned by such Unit Holder, and any Unit Holder may vote in person or by ~~duly executed~~ written proxy.
(A telegram, telex, cablegram, or other form of electronic transmission, including telephone transmission, by the Unit Holder or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the Unit Holder shall be treated as an execution in writing for purposes of this Section 8.03. Any electronic transmission must contain or be accompanied by information from which it can be determined that the transmission was authorized by the Unit Holder.)
At any such meeting the presence in person or by proxy of Unit Holders holding a majority of the Units at the time outstanding shall constitute a quorum, and, except as otherwise specifically provided herein, any matter shall be deemed to have been approved by the Unit Holders if it is approved by the vote of a majority in interest of such Unit Holders constituting a quorum, although less than a majority of all of the Units at the time outstanding, except that the affirmative vote by the Unit Holders of at least 75% of all the Units then outstanding shall be required to:

(a) approve or authorize any sale of all or any part of the assets of the Trust~~,~~
;
 or

(b) terminate the Trust pursuant to Section 9.02(b)~~,~~
;
 or

(c) approve any amendment to or affecting this Section 8.03
;

provided, however, that nothing contained in this Section 8.03 shall be deemed to require Unit Holder approval of any sale pursuant to Section 3.02(b).

8.04.  Conduct of Meetings.  The Trustee may make such reasonable regulations consistent with the provisions hereof as it may deem advisable for any meeting of the Unit Holders, including regulations covering the closing of the transfer books of the Trustee for purposes of determining Unit Holders entitled to notice of or to vote at any meeting, the appointment of proxies, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, the preparation and use at the meeting of a list authenticated by or on behalf of the Trustee of the Unit Holders entitled to vote at the meeting and such other matters concerning the calling and conduct of the meeting as it shall deem advisable.

ARTICLE IX

DURATION, REVOCATION AND TERMINATION OF TRUST

9.01.  Revocation.  The Trust is and shall be irrevocable and Company retains no power to alter, amend or terminate the Trust. The Trust shall be terminable only as provided in Section 9.02, and shall continue until so terminated.

9.02.  Termination.  The Trust shall terminate upon the first to occur of the following events:

(a) at such time as its gross revenue for each of two successive years is less than $1,000,000 per year,

(b) a vote in favor of termination by the Unit Holders present or represented at a meeting held in accordance with the requirements of Article VIII, or

(c) the expiration of twenty-one years after the death of the last survivor of the lawful descendants of any degree of the signers of the Declaration of Independence in being on the date of execution hereof.

9.03.  Disposition and Distribution of Properties.  For the purpose of liquidating and winding up the affairs of the Trust at its termination, the Trustee shall continue to act as such and exercise each power until its duties have been fully performed and the Trust Estate finally distributed. Upon the termination of the Trust, the Trustee shall sell for cash in one or more sales all the properties other than cash then constituting the Trust Estate. The Trustee shall as promptly as possible distribute the proceeds of any such sales and any other cash in the Trust Estate according to the respective interests and rights of the Unit Holders, after paying, satisfying and discharging all of the liabilities of the Trust, or, when necessary, setting up reserves in such amounts as Trustee in its discretion deems appropriate for contingent liabilities. In the event that any property which the Trustee is required to sell is not sold by the Trustee within three years after the termination of the Trust, the Trustee shall cause such property to be sold at public auction to the highest cash bidder. Notice of such sale by auction shall be mailed at least thirty days prior to such sale to each Unit Holder at such Unit Holder’s address as it appears upon the books of the Trustee. The Trustee shall not be required to obtain approval of the Unit Holders prior to selling property pursuant to this Section. The Trustee may engage the services of one or more investment advisors or other parties deemed by the Trustee to be qualified as experts on such matters to assist with such sales and shall be entitled to rely on the advice of such persons as contemplated by Section 11.02. Upon making final distribution to the Unit Holders, the Trustee shall be under no further liability except as provided in 6.01(b).

ARTICLE X

AMENDMENTS

10.01.  Prohibited.  No amendment may be made to any provision of the Indenture which would

(a) alter the purposes of the Trust or permit the Trustee to engage in any business or investment activities substantially different from those specified herein;

(b) alter the rights of the Unit Holders vis-a-vis each other; or

(c) permit the Trustee to distribute the Royalties in kind either during the continuation of the Trust or during the period of liquidation or winding up under 9.03.

10.02.  Permitted.  All other amendments to the provisions of the Indenture may be made by a vote of the Unit Holders present or represented at a meeting held in accordance with the requirements of Article VIII; provided that no amendment shall be effective without the express written approval of the Trustee.

ARTICLE XI

MISCELLANEOUS

11.01.  Inspection of Trustee’s Books.  Each Unit Holder and such Unit Holder’s duly authorized agents, attorneys and auditors shall have the right during reasonable business hours to examine, inspect and make audits of the Trust and records of the Trustee, including lists of Unit Holders for any proper purpose in reference thereto.

11.02.  Trustee’s Employment of Experts.  The Trustee may, but shall not be required to, consult with counsel, who may be its own counsel, accountants, geologists, engineers and other parties deemed by the Trustee to be qualified as experts on the matters submitted to them, and the opinion of any such parties on any matter submitted to them by the Trustee shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with the opinion of any such party.

11.03.  Merger or Consolidation of Trustee.  Neither a change of name of the Trustee nor any merger or consolidation of its corporate powers with another bank or with a trust company shall affect its right or capacity to act hereunder.

11.04.  Filing of this Indenture.  Neither this Indenture nor any executed copy hereof need be filed in any county in which any of the Trust Estate is located, but the same may be filed for record in any county by the Trustee. In order to avoid the necessity of filing this Indenture for record, the Trustee agrees that for the purpose of vesting the record title to the Royalties in any successor to the Trustee, the retiring Trustee will, upon appointment of any successor Trustee, execute and deliver to such successor Trustee appropriate assignments or conveyances.

11.05.  Severability.  If any provision of this Indenture or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be illegal, invalid or unenforceable to any extent, the remainder of this Indenture or the application of such provision to Persons or circumstances, other than those as to which it is held illegal, invalid or unenforceable, shall not be affected thereby, and every provision of this Indenture shall be valid and enforced to the fullest extent permitted by law.

11.06.  Notices.  Any notice or demand which by any provision of this Indenture is required or permitted to be given or served upon the Trustee by any Unit Holder may be given or served by being deposited, postage prepaid and by registered or certified mail, in a post office or letter box addressed (until another address is designated by notice to the Unit Holders) to the Trustee at 2525 Ridgmar Boulevard, Fort Worth, Texas 76116. Any notice or other communication by the Trustee to any Unit Holder shall be deemed to have been sufficiently given, for all purposes, when deposited, postage prepaid, in a post office or letter box addressed to said Unit Holder at his address as shown on the records of the Trustee.

11.07.  Counterparts.  This Indenture may be executed in a number of counterparts, each of which shall constitute an original, but such counterparts shall together constitute but one and the same instrument.

11.08.  Force Majeure.  No party to this Indenture (or its affiliates) shall incur any liability to any other party to this Indenture or to any Unit Holder, if, by reason of any current or future law or regulation thereunder of the federal government or any other governmental authority, or by reason of any act of God, war or other circumstance beyond its control, such party is prevented or forbidden from doing or performing any act or thing required by the terms hereof to be done or performed; nor shall any party to this Indenture incur any liability to any other party to this Indenture or any Unit Holder by reason of any non-performance or delay caused as aforesaid in the performance of any act or thing required by the terms hereof to be done or performed.

SCHEDULE 1

FORM OF CERTIFICATES

(No revisions.)

SCHEDULE 2

TRUSTEE COMPENSATION

(No revisions.)

EXHIBIT 1

NET OVERRIDING ROYALTY CONVEYANCE

(No revisions.)

APPENDIX B

(Amended Article IV Under Proposal One)

ARTICLE IV

BENEFICIAL SHARES AND CERTIFICATES

4.01  Creation and Distribution.  The entire Beneficial Interest shall be divided into that number of Units which is equal to the number of whole shares of common stock of the Company issued and outstanding on the record date for determination of stockholders of the Company entitled to receive Units. The ownership of the Units shall be evidenced by (i) Certificates in substantially the form set forth on Schedule 1 hereto, containing such changes or alterations of form, but not substance, as the Trustee shall from time to time, in its discretion, deem necessary or desirable, (ii) a book-entry position in Units maintained as part of a direct registration system, or (iii) in any other manner required or permitted by United States securities laws or regulations promulgated by the Securities and Exchange Commission thereunder or the regulations of any stock exchange on which the Units are listed. Initially, the Company shall own all of the Units. However, the Company intends to distribute to each of its stockholders of record as of the close of business on the date fixed for determining stockholders of the Company entitled to receive Units one Unit for each share of the common stock of the Company so owned of record by such stockholder. The Trustee shall forthwith issue Certificates to such person evidencing the number of Units distributed to such person. Thereafter, Units shall be represented by Certificates or shall be uncertificated as provided in this Section 4.01.

4.02  Rights of Unit Holders.  The Unit Holders shall own pro rata the Beneficial Interest and shall be entitled to participate pro rata in the rights and benefits of the Unit Holders under this Indenture. A Unit Holder by assignment or otherwise takes and holds the same subject to all the terms and provisions of this Indenture and the Conveyance, which shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of the Unit Holder. By an assignment or transfer of one or more Units, the assignor thereby shall, effective as of the close of business on the date of transfer and with respect to such assigned or transferred Unit or Units, part with, except as provided in Section 4.04 in the case of a transfer after a Monthly Record Date and prior to the corresponding payment date, (i) all his Beneficial Interest attributable thereto; (ii) all his rights in, to and under the Certificate (if such Units are certificated); and (iii) all interests, rights and benefits under this Trust of a Unit Holder which are attributable to such Unit or Units as against all other Unit Holders and the Trustee. The Certificates, the Units and the rights, benefits and interests evidenced by either or both (including, without limiting the foregoing, the entire Beneficial Interest) are and shall be held and construed to be in all respects intangible personal property, and the Units and the Certificates evidencing such Units (if such Units are certificated) shall be bequeathed, assigned, disposed of and distributed as intangible personal property. No Unit Holder as such shall have any legal title in or to any real property interest which is a part of the Trust Estate, including, without limiting the foregoing, the Royalties or any part thereof, but the sole interest of each Unit Holder shall be such Unit Holder’s Beneficial Interest and the obligation of the Trustee to hold, manage and dispose of the Trust Estate and to account

B-1

for the same as in this Indenture provided. No Unit Holder shall have the right to call for or demand or secure any partition or distribution of the Royalties during the continuance of the Trust or during the period of liquidation and winding up under Section 9.03.

4.03  Execution of Certificates.  All Certificates shall be signed by a duly authorized officer of the Trustee. Certificates may be signed and sealed on behalf of the Trustee by such persons as at the actual date of the signing and sealing of such Certificates shall be the proper officers of the Trustee, although at the nominal date of such Certificates any such person shall not have been such officer of the Trustee. Any such signature may be the manual or facsimile signature of such officers and may be affixed, imprinted or otherwise reproduced on the Certificate.

4.04  Registration and Transfer of Units.  The Units shall be transferable as against the Trustee only on the records of the Trustee upon the surrender of Certificates or in compliance with the Trustee’s procedures for uncertificated Units and, in either case, compliance with such reasonable regulations as the Trustee may prescribe. No service charge shall be made to Unit Holders or Transferee for any transfer of a Unit, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. Until any such transfer, the Trustee may treat the owner of any Certificate as shown by its records, or the Unit Holder of record in accordance with the Trustee’s procedures for uncertificated Units, as the owner of the Units evidenced thereby and shall not be charged with notice by any other party of any claim or demand respecting such Unit or the interest represented thereby. A transfer of a Unit after any Monthly Record Date shall not transfer to the Transferee the right of the transferor to any sum payable to such transferor as the Unit Holder of record on said day. As to matters affecting the title, ownership, warranty or transfer of Units, Article 8 of the Uniform Commercial Code and other statutes and rules with respect to the transfer of securities, each as adopted and then in force in the State of Texas, shall govern and apply. The death of any Unit Holder shall not entitle the Transferee to an account or valuation for any purpose, but such Transferee shall succeed to all rights of the deceased Unit Holder under this Indenture upon proper proof of title satisfactory to the Trustee.

4.05  Mutilated, Lost, Stolen and Destroyed Certificates.  If any Certificate is lost, stolen, destroyed or mutilated, the Trustee, in its discretion and upon proof satisfactory to the Trustee, together with a surety bond sufficient in the opinion of the Trustee to indemnify the Trustee against all loss or expenses in the premises (if deemed advisable by the Trustee), and surrender of the mutilated Certificate, will issue, at the discretion of the holder of such lost, stolen, destroyed or mutilated Certificate as shown by the records of the Trustee and upon payment of a reasonable charge of the Trustee and any reasonable expenses incurred by it in connection therewith, either a new Certificate or evidence of Unit ownership compliant with the Trustee’s procedures for uncertificated Units.

4.06  Protection of Trustee.  The Trustee shall be protected in acting upon any notice, credential, certificate, assignment or other document or instrument believed by the Trustee to be genuine and to be signed by the proper party or parties. The Trustee is specifically authorized to rely upon the application of Article 8 of the Uniform Commercial Code and the application of other statutes and rules with respect to the transfer of securities, each as adopted and then in force in the State of Texas, as to all matters affecting title, ownership, warranty or transfer of either the Certificates and the Units represented thereby or of uncertificated Units, without any personal liability for such reliance, and the indemnity granted under Section 6.02 shall specifically extend to any matters arising as a result thereof.

4.07  Determination of Ownership of Unit.  In the event of any disagreement between persons claiming to be Transferees of any Unit Holder, the Trustee shall be entitled at its option to refuse to recognize any such claims so long as such disagreement shall continue. In so refusing, the Trustee may elect to make no delivery or other disposition of the interest represented by the Unit involved, or any part thereof, or of any sum or sums of money, accrued or accruing thereunder, and, in so doing, the Trustee shall not be or become liable to any Person for the failure or refusal of the Trustee to comply with such conflicting claims, and the Trustee shall be entitled to continue so to refrain and refuse so to act, until

(a) the rights of the adverse claimants have been adjudicated by a final judgment of a court assuming and having jurisdiction of the parties and the interest and money involved, or

(b) all differences have been adjusted by valid agreement between said parties and the Trustee shall have been notified thereof in writing signed by all of the interested parties.

B-2

San Juan Basin Royalty Trust Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Special Meeting Proxy Card PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.E. A Proposals — The Trustee recommends a vote FOR each of the following amendments to the Indenture. Amendments to the Indenture: Failure to specify your vote for any or all of the following proposals will result in your Proxy being voted in favor of each proposal where you have neglected to direct how your Proxy should be voted. Please read each of the proposals in full in the accompanying proxy statement. For Against Abstain For Against Abstain 1. Amendment to the Indenture Regarding a [ ] [ ] [ ] 2. Amendment to the Indenture Regarding [ ] [ ] [ ] Direct Registration System. Asset Sales. For Against Abstain For Against Abstain 3. Amendment to the Indenture Regarding [ ] [ ] [ ] 4. Amendment to the Indenture Regarding Investments. [ ] [ ] [ ] Electronic Voting. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer,Below trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Date (mm/dd/yyyy) — Please print date below.

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.E. Proxy — San Juan Basin Royalty Trust Proxy Solicited on Behalf of the Trustee of the San Juan Basin Royalty Trust for the Special Meeting to be Held December 12, 2007 The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Special Meeting of Unit Holders to be held December 12, 2007, and the Proxy Statement, and appoints Lee Ann Anderson, Joe Benson, and Gary Bishop, and each of them individually, as his or her true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned, with all powers which the undersigned would possess if personally present, and to vote all Units of Beneficial Interest of the San Juan Basin Royalty Trust that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, on the record date at the Special Meeting of Unit Holders of the San Juan Basin Royalty Trust to be held at Compass Bank located at 2601 South Hulen, Fort Worth, Texas 76109 on December 12, 2007, at 4:00 p.m., local time, and at any adjournment or postponement thereof, on all matters coming before said meeting. You are encouraged to specify your vote by marking the appropriate box ON THE REVERSE SIDE. If you fail to specify your vote, your Proxy will be voted “FOR” each of the proposals contained on the reverse side of this Proxy. The proxies cannot vote your Units unless you sign and return this card. Any Proxy may be revoked in writing at any time prior to the voting thereof. Any Proxy when properly granted, will be voted in the manner directed and will authorize the proxies to take action in their discretion upon other matters that may properly come before the meeting. Proxies are authorized to vote upon matters incident to the conduct of the meeting such as approval of one or more adjournments of the meeting for the purpose of obtaining additional Unit Holder votes. CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE